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                                                                Exhibit 99.7

                                                              EXECUTION COPY





                           SHARE PLEDGE AGREEMENT



                            DATED 3RD MARCH, 2004



                                   BETWEEN



                           CP FILMS VERTRIEBS GMBH

                                 AS PLEDGOR



                                     AND



                                 KBC BANK NV

                                 AS PLEDGEE





                                ALLEN & OVERY
                                  FRANKFURT



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                          CONTENTS

CLAUSE                                                  PAGE

1.       Interpretation....................................2
2.       Pledge............................................4
3.       Independent Pledges...............................4
4.       Security Purpose..................................4
5.       Dividends.........................................4
6.       Exercise of Voting Rights.........................5
7.       Enforcement of Pledge.............................6
8.       Maintenance of Liable Capital.....................7
9.       Undertakings of the Pledgor.......................8
10.      Representations and Warranties....................9
11.      Waiver............................................9
12.      Indemnity........................................10
13.      Duration.........................................10
14.      Costs and Expenses...............................10
15.      Miscellaneous....................................11
16.      Severability.....................................11
17.      Confirmation of Release..........................11
18.      Notices..........................................11
19.      Governing Law....................................12
20.      Jurisdiction.....................................12
21.      Notification.....................................12






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THIS SHARE PLEDGE AGREEMENT (the AGREEMENT) is made on 3rd March, 2004

BETWEEN:

(1) CP FILMS VERTRIEBS GMBH, a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of Germany, having its corporate seat in Bielefeld, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Bielefeld under registration number HRB 33407

         (the PLEDGOR)

         and

(2) KBC BANK NV, a Belgian bank with registered office at Havenlaan 2, B-1080 Brussels, Belgium and registered at the Crossroads Bank for Enterprises under enterprise number 0462.920.226

         (the PLEDGEE).

WHEREAS:

(A) Solutia Europe SA/NV (the ISSUER) and the holders of the Notes have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes (as defined below) and as amended, modified or supplemented from time to time, the NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30th January, 2004 among the Issuer and the holders of the Notes party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer has entered into a Fiscal Agency Agreement dated 11th February, 2004 among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The holders of the Notes and the couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor pledges the Shares (as defined below) to the Pledgee to secure its obligations to the Pledgee as provided herein and undertakes the obligations contemplated by this Agreement.

(C) Pursuant to the Collateral Agency Agreement (as defined below) the Pledgee is the joint creditor (together with the relevant holders of the Notes) of each and every obligation of the Issuer towards each of the holders of the Notes under the Notes and of the Issuer and the Pledgor under the other Credit Documents to which the Issuer and the Pledgor are party, and accordingly the Pledgee will have its own independent right to demand performance by the Issuer, or as the case may be the Pledgor, of those obligations. There is as a result a joint creditorship under New York law between the holders of the Notes and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the Shares (as defined below) in favour of the Pledgee under the following terms.

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IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         AGREEMENT OF UNDERSTANDING has the meaning given to that term under
         (A) of the preamble.

         BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are open for general business in Brussels and Frankfurt am Main.

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11th February, 2004 among, inter alia, the Issuer, Amcis AG, Carbogen AG, certain holders of the Notes and the Pledgee, as amended, modified or supplemented from time to time.

         COLLATERAL DOCUMENTS means the share pledge agreement dated 3rd March, 2004 between the Issuer and the Pledgee in respect of shares in the Company, the commercial share pledge agreement dated 17th February, 2004 between the Issuer and the Pledgee in respect of shares in Solutia Services International SCA/Comm.VA, the share pledge agreement dated 11th February, 2004 between the Issuer and the Pledgee in respect of shares in Amcis AG, the share pledge agreement dated 11th February, 2004 between the Issuer and the Pledgee in respect of shares in Carbogen AG, the floating charge agreement dated 11th February, 2004 between the Issuer and the Pledgee, the commercial receivables pledge agreement dated 11th February, 2004 between the Issuer and the Pledgee, the mortgage agreement dated 11th February, 2004 between the Issuer and the Pledgee, the mortgage mandate dated 11th February, 2004 granted by the Issuer for the purpose of granting mortgages to the Pledgee, and all other instruments or documents delivered by any Credit Party pursuant to the Agreement of Understanding or any of the other Credit Documents (i.e. the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other Obligation of the Pledgor, as amended, modified or supplemented from time to time) in order to grant to the Pledgee a mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance of any nature on any real, personal or mixed property of that Credit Party as security for any of the Obligations of the relevant Credit Party.

         COMPANY means CP Films Vertriebs GmbH, a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of Germany, having its corporate seat in Bielefeld, which is registered at the commercial register (Handelsregister) at the local court (Amtsgericht) of Bielefeld with registered number HRB 33407.

         CREDIT DOCUMENTS means the Agreement of Understanding, the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties, the Collateral Documents and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other Obligation of the Issuer, as amended, modified or supplemented from time to time.

         CREDIT PARTY means the Issuer, Amcis AG, Carbogen AG, the Company or Solutia Services International SCA/Comm.VA and each other subsidiary of the Issuer which guarantees all or any part of the Obligations.

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         DECLARED DEFAULT means an event of default which has occurred and is continuing under the Notes which results in the Pledgee serving a notice of acceleration or a notice that an event of default has occurred and is continuing on the Pledgor.

         EURO, euro OR EUR means the lawful currency of the Participating Member States.

         EXISTING SHARES means the shares set forth in Clause 2.1(b).

         FISCAL AGENCY AGREEMENT has the meaning given to that term under
         (A) of the preamble.

         FUTURE SHARES means any and all shares in the Company issued in addition to the existing shares which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhohung)).

         GERMAN SUBSIDIARY GUARANTY means the guaranty made by the Pledgor in favour of the Pledgee dated on or about the date of this Agreement.

         GERMANY means the Federal Republic of Germany.

         ISSUER has the meaning given to that term under (A) of the preamble.

         NOTES has the meaning given to that term under (A) of the Preamble.

         OBLIGATION means all present and future indebtedness, obligations and liabilities of each Credit Party to the Pledgee and the holders of the Notes which may arise under, out of, or in connection with, the Fiscal Agency Agreement, the Notes, the Collateral Agency Agreement, any Subsidiary Guaranty or any other Credit Document, or any other document made, delivered or given in connection herewith or therewith.

         PARTICIPATING MEMBER STATE means a member state of the European Union that adopts or has adopted the euro as its lawful currency under the legislation of the European Union pertaining to the Economic and Monetary Union.

         PARTY means a party to this Agreement.

         PLEDGE means the pledge constituted under Clause 2.2. of this Agreement.

         SECURED CLAIMS means all present and future rights and claims (Anspruche) (whether actual or contingent and whether held jointly or severally or in any other capacity whatsoever) of the Pledgee against the Pledgor which may arise under, out of, or in connection with the Collateral Agency Agreement, the German Subsidiary Guaranty or any other Credit Document to which the Pledgor is party.

         SECURITY means any and all security granted by the Pledgor or any third party to the Pledgee with a view to securing the Secured Claims.

         SHARES means the Existing Shares and the Future Shares.

         SUBSIDIARY GUARANTIES means the guaranties in favour of the Pledgee granted by Solutia Services International SCA/Comm.VA dated 17th February, 2004, Amcis AG and Carbogen AG, each dated 11th February, 2004, and the German Subsidiary Guaranty.

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         TERMS AND CONDITIONS OF NOTES means the terms and conditions of the notes as set out in Schedule 1 of the Fiscal Agency Agreement as amended, modified or supplemented from time to time.

1.2 Where the context so admits, the singular includes the plural and vice versa.

1.3 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4 Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time.

2.       PLEDGE

2.1      PLEDGED SHARES

(a)      The Pledgor is one of two shareholders of the Company.

(b) The total registered share capital (Stammkapital) of the Company amounts to EUR 155,000 (in words: one hundred fifty-five thousand). At present, the Pledgor holds two shares (Geschaftsanteile) in the Company in the amount of EUR 7,750 each (the EXISTING SHARES). The other share in the Company in the amount of EUR 139,500 is held by Solutia Europe SA/NV.

(c) The Existing Shares are fully paid up. There is no obligation for the Pledgor to make additional contributions.

2.2      CONSTITUTION OF PLEDGE

(a)      The Pledgor hereby pledges the Shares to the Pledgee.

(b)      The Pledgee hereby accepts the Pledge.

(c) Pursuant to Section 8 of the Company's articles of association the entering of the Pledgor into this Agreement requires the consent of the shareholders meeting (Gesellschafterversammlung) of the Company. Such consent has been granted; a faxed copy of the consent is attached hereto as Schedule 1.

3.       INDEPENDENT PLEDGES

         The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which the Pledgee may now or hereafter hold in respect of the Secured Claims. Each Pledge to the Pledgee shall be a separate and individual pledge. Each of the Pledges shall rank pari passu in priority to each other Pledge created hereunder.

4.       SECURITY PURPOSE

         The Pledge is constituted in order to secure the prompt and complete payment and discharge of any and all Secured Claims.

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5.       DIVIDENDS

5.1      EXTENT OF THE PLEDGE

         The Pledge constituted by this Agreement includes the present and future rights to receive:

         (a)      dividends, if any, payable on the Shares;

         (b) liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kundigung) and/or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

         (c) the right to subscribe for newly issued shares associated with the Shares.

5.2      DIVIDENDS IN CASH

         Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividends in cash in respect of the Shares until the occurrence of a Declared Default.

5.3      DISTRIBUTIONS OTHER THAN DIVIDENDS IN CASH

(a) Distributions other than dividends in cash, including payments in respect of rights pledged under Clause 5.1(b) above shall be, and shall forthwith be, delivered to the Pledgee to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgee and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as security in the same form as so received (with any necessary endorsement).

(b) Any further reaching obligations of the Company and/or the Pledgor in respect of rights pledged under Clause 5.1 above shall not be affected by this Clause 5.3.

6.       EXERCISE OF VOTING RIGHTS

6.1      VOTING RIGHTS

         The voting rights, if any, resulting from the Shares remain at all times with the Pledgor. The Pledgor, however, shall at all times until the full satisfaction of all Secured Claims or the release of this Pledge be required, in exercising its voting rights, to act in good faith to ensure that the validity and enforceability of the Pledge is not in any way adversely affected.

6.2      IMPAIRMENT

         The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgee or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgee hereunder in each case in any respect.

6.3      INFORMATION BY THE PLEDGOR

         The Pledgor shall inform the Pledgee without undue delay
         (unverzuglich) of all other actions concerning the Company which might adversely affect the security interest of the Pledgee. In particular, the Pledgor shall notify the Pledgee forthwith of any shareholders' meeting of


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         which it becomes aware at which a resolution is intended to be adopted which could be expected to have a material adverse effect upon the Pledge. In any event the Pledgee shall without undue delay (unverzuglich) receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders' meeting of which the Pledgor becomes aware setting forth the agenda and all applications and decisions to be taken, and, after the meeting, the minutes of any such shareholders' meeting.

7.       ENFORCEMENT OF PLEDGE

7.1      PLEDGEE'S RIGHTS

(a) Upon the occurrence of a Declared Default, and if and when the requirements set forth in Sections 1273, 1204 et seq. of the German Civil Code (Burgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), the Pledgee may enforce the Pledge (or any part thereof) by way of public auction (offentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding Section 1277 of the German Civil Code without any enforceable judgment or other instrument (vollstreckbarer Titel).

(b) The Pledgee shall notify the Pledgor of the intention to realise the Pledge over the Shares not less than 5 (five) Business Days before the date on which the Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. Such notice period is not necessary if the Pledgor has generally ceased to make payments or insolvency proceedings have been commenced against the Pledgor. The public auction may be held at any place in Germany which will be determined by the Pledgee.

(c) If the Pledgee should seek to enforce the Pledge pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Pledgee of any other right the Pledgee may have in accordance with the terms of this Agreement and under German law.

(d) The Pledge will be realised to the extent necessary to discharge in full the Secured Claims. The Pledgee shall at all times until the full and complete payment and discharge of all the Secured Claims in exercising its rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e) In deviation of Section 1225 of the German Civil Code in case of enforcement of the Pledge, no rights of the Pledgee shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been paid and discharged in full. Until then, the Pledgee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f) After the complete, unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds or rights resulting from the enforcement of the Pledge (or part thereof) shall be transferred or assigned to the Pledgor at the cost and expense of the Pledgor.

7.2      DIVIDENDS AND ANCILLARY RIGHTS

         Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all dividends and other payments, if any, which have been or will be made to the Pledgor and, as the case may be, all payments based on similar ancillary rights attributed to the Shares may


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         be applied by the Pledgee in accordance with Clause 7.3
         notwithstanding the Pledgee's right to treat such payments as additional collateral.

7.3      APPLICATION OF PROCEEDS

         The proceeds resulting from the enforcement of the Pledge shall be applied by the Pledgee in accordance with the terms of the Collateral Agency Agreement.

8.       MAINTENANCE OF LIABLE CAPITAL

(a) The enforcement of this Agreement shall be, at the date hereof and at any time hereafter, insofar as Sections 30, 31 of the German Limited Liabilities Companies Act (GmbH-Gesetz) are applicable to the enforcement of pledges over own shares, limited to an amount equal to the net assets of the Pledgor, which are calculated as the Pledgor 's total assets (the calculation of which shall take into account the captions reflected in Section 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less its liabilities (the calculation of which shall take into account the captions reflected in Section 266 (3) B, C and D of the German Commercial
         Code) less its reserves for own shares (Section 266 (3) A III. 2. of the German Commercial Code) less its registered share capital (Stammkapital) (the NET ASSETS).

(b) For the purposes of calculating the Net Assets the balance sheet shall be adjusted in a way that (i) any amounts which the Pledgor has received from funds from the issuance of the Notes which have been on-lent by the Issuer to the Pledgor and are still outstanding at the time of the enforcement of this Agreement shall be disregarded or (ii) the amount of any increase of the Pledgor's registered share capital out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) after the date of this Agreement that has been effected without the prior written consent of the Pledgee shall be deducted from the Pledgor's registered share capital.

(c)      Furthermore, the Pledgor shall, in a situation where

         (i) it does not have sufficient assets to maintain its registered share capital; and

         (ii) the Pledgee would (but for this Clause) be entitled and is seeking to enforce the security granted under this Agreement,

         realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, provided such asset is not necessary for the Pledgor's business (betriebsnotwendig).

(d) For the purpose of the calculation of the Net Assets and thus the enforceable amount, the Pledgor will deliver within 30 Business Days after the notification by the Pledgee of a Payment Default, to the Pledgee an up to date balance sheet drawn-up by its auditors or any other reputable firm of auditors together with a determination of the Net Assets by the respective auditors. The balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the German Commercial Code (Handelsgesetzbuch) and be based on the same principles that were applied when establishing the previous year's balance sheet.

(e) Should the Pledgor fail to deliver such balance sheet and/or determination of the Net Assets within the 30 Business Day period referred to above or if the Pledgor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Pledgor, the Pledgee shall be entitled to enforce security granted under this Agreement, without the enforcement limitations provided for above applying at the time of such enforcement, but is


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         obliged to retransfer proceeds from such enforcement to the extent that the Pledgor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules on preservation of the stated share capital under Sections 30, 31 GmbH-Act as set out in paragraph (a)-(c) above by resulting or enhancing negative assets (Unterbilanz) of the Pledgor.

(f) This Agreement shall further not be enforced to the extent that the Pledgor demonstrates in reasonable detail that such enforcement would lead to a breach of the Gebot der Rucksichtnahme auf die Eigenbelange der Gesellschaft (duty of care owing by the relevant shareholders vis-a-vis the respective company) and of the Verbot des existenzvernichtenden Eingriffs (prohibition of insolvency-causing intervention), as developed by the recent jurisdiction (in particular BGH II ZR 178/99 "Bremer Vulkan", BGH ZR 196/00 and BGH II ZR 300/00 "KBV"), of the Federal Supreme Court (Bundesgerichtshof), caused for example, as far as this would be within the scope of the cited court rulings, if the entering into this Agreement and its enforcement results in the illiquidity (Zahlungsunfahigkeit) of the Pledgor. The Pledgee shall be obliged to retransfer proceeds from such enforcement to the extent that the Pledgor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules of the cited Federal Supreme Court rulings. Otherwise, any claim for damages to the Pledgee (excluding, for the avoidance of doubt, any claim relating to unjust enrichment) by the Pledgor, any shareholders of the Pledgor or its managing directors shall be excluded.

(g) Notwithstanding paragraph (a)-(f) above the Pledgee shall be entitled to immediate enforcement of the security granted under this Agreement, if and to the extent the Pledgee has already made a claim under the German Subsidiary Guaranty and the enforcement of the German Subsidiary Guaranty was not excluded pursuant to its maintenance of capital rules, but is obliged to retransfer proceeds from such enforcement of the security granted under this Agreement in accordance with paragraphs (e) and (f) above.

9.       UNDERTAKINGS OF THE PLEDGOR

9.1      UNDERTAKINGS

         The Pledgor undertakes:

         (a) not to dispose of the Shares or any interest therein and not to create or agree to any other security interest or third party right in or over the shares without prior written consent by the Pledgee;

         (b) to notify the Pledgee without undue delay of any event or circumstance which might be expected to have a material adverse effect on the security interest granted hereunder and not to take any steps which may have such effect;

         (c) at its own expense, to execute and do all such assurances, acts and things as the Pledgee may reasonably require:

                  (i) for perfecting or protecting the security intended to be afforded by this Agreement; and

                  (ii) if the Pledge has become enforceable, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Pledgee or in any receiver of all or any part of those Shares;

         (d) at the Pledgee's reasonable request containing the confirmation to maintain confidentiality for information which is confidential, within reasonable time to


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                  furnish to the Pledgee such information concerning the
                  Shares as is available to the Pledgor, to permit the Pledgee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares at all times during normal business hours, and, upon the reasonable request of the Pledgee, to deliver to the Pledgee copies of all such records and papers;

         (e) to refrain from any acts or omissions which results in the Shares ceasing to exist in full or in part; and

         (f) all Future Shares will be fully paid and that there will be no obligation to make additional contributions in relation to the Future Shares.

9.2      PLEDGE OVER ALL SHARES

         The Pledgee may at all times request from the Pledgor to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

10.      REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Pledgor under any of the Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee that at the date hereof:

         (a) it is validly existing and neither insolvent nor subject to any insolvency proceedings nor in a financial crisis (Krise);

         (b) it is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares except for the consent requirements stipulated in Section 8 of the Company's articles of association;

         (c)      it is the owner (Eigentumer) of the Existing Shares;

         (d) all necessary corporate action has been taken to authorise the entry into this Agreement;

         (e) the Existing Shares are fully paid up, there is no obligation to make additional contributions in relation to the Existing Shares, and the Existing Shares have not been repaid;

         (f) the Existing Shares have not been transferred to or encumbered for the benefit of any third person; and

         (g) when acquiring the Existing Shares, it has complied with the requirements set forth in Section 33 (2) of the German Limited Liabilities Companies Act (GmbH-Gesetz).

11.      WAIVER

(a) The Pledgor hereby irrevocably waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to Sections 1211 and 770(1) and (2) of the German Civil Code.


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(b)      The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including, but not limited to, any recourse claims against any third party (Verzicht auf Ruckgriffsanspruche) which it may obtain (i) in the event that the Pledgor repays any debt of any Credit Party under any of the Credit Documents, or (ii) in the event of enforcement of the Pledge.

12.      INDEMNITY

12.1     LIABILITY FOR DAMAGES

         The Pledgee shall not be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Pledgee.

12.2     INDEMNIFICATION

         The Pledgor will indemnify the Pledgee against any losses, actions, claims, expenses, demands and liabilities which may be reasonably incurred by or made against the Pledgee for anything done or omitted in the exercise or purported exercise of the powers contained herein and occasioned by any breach of the Pledgor of any of its obligations or undertakings herein contained other than to the extent that such losses, actions, claims, expenses, demands and liabilities are incurred or made against the Pledgee as a result of the gross negligence or wilful misconduct of the Pledgee.

13.      DURATION

13.1     DURATION

         This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Claims have been irrevocably paid and discharged in full; and (b) the date notified by the Pledgee to the Pledgor. The Pledge shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

13.2     CONTINUING SECURITY

         This Agreement shall create a continuing security and no change or amendment whatsoever in the documents from which the Secured Claims arise or in any document or agreement related thereto nor any release of Security shall affect the validity or scope of this Agreement.

14.      COSTS AND EXPENSES

         The Pledgor shall on demand pay (or procure payment) to the Pledgee all expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Shares, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. The Pledgor shall on demand pay (or procure payment) to the Pledgee the amount of all other costs, charges, fees and expenses (including fees for legal advisers) reasonably and properly incurred by the Pledgee in connection with the preparation, execution, performance and amendment of this Agreement, or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes. Any notarial fees and expenses incurred in connection with this Agreement shall be borne by the Pledgor.

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15.      MISCELLANEOUS

15.1     AMENDMENTS

         Changes to and amendments of this Agreement including this Clause
         15.1 must be made in writing and, to the extent required by law, in notarial form.

15.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of the Pledgee under this Agreement:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights or remedies provided by law;

         (c)      may be waived only in writing and specifically.

         Delay in exercising, partial exercising or non-exercising of any rights is not a waiver of that right.

16.      SEVERABILITY

(a) If a term of this Agreement is or becomes illegal, invalid or unenforceable, that will not affect the legality, validity or enforceability of any other terms of this Agreement.

(b) The illegal, invalid or unenforceable term shall be deemed to be replaced by that term which best meets the intent of the replaced term.

(c) In particular the Pledge shall not be affected even if the number or nominal value of the Existing Shares or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

17.      CONFIRMATION OF RELEASE

         Upon complete payment and discharge of all Secured Claims the Pledgee shall confirm as a matter of record to the Pledgor upon its request that the Shares are released from the Pledge.

18.      NOTICES

18.1     NOTICES

         Any notice or other communication under or in connection with this Agreement to the Pledgor or the Pledgee must be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, as set forth in Schedule 2 hereto or such other address or facsimile number as is notified by that party for this purpose to the Pledgee from time to time.

18.2     LANGUAGE

         Unless otherwise agreed, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text of this Agreement, any notice or other communication and the text in any other language, the


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         English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

18.3     DELIVERY

         Any communication made by one Party to another under or in connection with this Agreement will only be effective:

         (a)      if by way of facsimile, when received in legible form; or

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.

19.      GOVERNING LAW

         This Agreement is governed by the laws of Germany.

20.      JURISDICTION

(a) The courts of Frankfurt am Main, Germany, have exclusive jurisdiction to settle any dispute in connection with this Agreement.

(b) The Pledgee may also take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor.

21.      NOTIFICATION

         The Pledgor and the Pledgee instruct and authorise the undersigned notary public to notify the Company of the Pledge pursuant to, and in accordance with, Section 1280 of the German Civil Code (Burgerliches Gesetzbuch) and Section 16 of the German Limited Liabilities Companies Act (GmbH-Gesetz) by sending a certified copy of this Agreement to the Company by registered mail (return receipt requested).





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